                                                                    EXHIBIT 20.2

[WFS FINANCIAL INC. LOGO]

                        WFS FINANCIAL 2003-1 OWNER TRUST
                           Distribution Date Statement
                  for Collection Period ended October 31, 2003
                   for Distribution Date of November 20, 2003

================================================================================


COLLECTIONS
                                                                                                                        DOLLARS
                                                                                                                     --------------
Payments received                                                                                                     48,195,730.34
     Plus / (Less) :
          Net Servicer Advances                                                                                          (87,440.21)
                                                                                                                     --------------
Total Funds Available for Distribution                                                                                48,108,290.13
                                                                                                                     ==============

DISTRIBUTIONS
     Servicing Fee                                                                                  1,124,643.00
     Trustee and Other Fees                                                                             5,182.36
                                                                                                  --------------
Total Fee Distribution                                                                                                 1,129,825.36
     Note Interest Distribution Amount - Class A-1                                       0.00
     Note Interest Distribution Amount - Class A-2                                 349,739.02
     Note Interest Distribution Amount - Class A-3                                 551,483.33
     Note Interest Distribution Amount - Class A-4                                 643,900.00
                                                                             ----------------
                                                                                  1,545,122.35
     Note Principal Distribution Amount - Class A-1                                      0.00
     Note Principal Distribution Amount - Class A-2                             33,242,717.85
     Note Principal Distribution Amount - Class A-3                                      0.00
     Note Principal Distribution Amount - Class A-4                                      0.00
                                                                             ----------------
                                                                                 33,242,717.85
Total Class A Interest and Principal Distribution                                                                     34,787,840.20
     Note Interest Distribution Amount - Class B-1                                 135,951.59
     Note Principal Distribution Amount - Class B-1                              2,230,696.42
                                                                             ----------------
Total Class B Interest and Principal Distribution                                                                     2,366,648.01
     Note Interest Distribution Amount - Class C-1                                 174,306.56
     Note Principal Distribution Amount - Class C-1                              2,374,584.88
                                                                             ----------------
Total Class C Interest and Principal Distribution                                                                     2,548,891.44
     Note Interest Distribution Amount - Class D-1                                 114,494.23
     Note Principal Distribution Amount - Class D-1                                  2,760.37
                                                                             ----------------
Total Class D Interest and Principal Distribution                                                                        117,254.60
     Spread Account Deposit                                                                                            7,157,830.52
                                                                                                                     --------------
Total Distributions                                                                                                   48,108,290.13
                                                                                                                     ==============

================================================================================

                        WFS FINANCIAL 2003-1 OWNER TRUST
                           Distribution Date Statement
                  for Collection Period ended October 31, 2003
                   for Distribution Date of November 20, 2003

================================================================================

PORTFOLIO DATA:
                                                                               # of loans
                                                                             ----------------
     Beginning Aggregate Principal Balance                                             72,018                      1,079,657,328.62
          Less:Principal Payments                                                                 (17,199,266.23)
               Full Prepayments                                                        (1,489)    (16,891,299.63)
               Partial Prepayments                                                          0               0.00
               Liquidations                                                              (367)     (5,337,308.63)
                                                                                                  --------------
                                                                                                                     (39,427,874.49)
                                                                                                                   ----------------
     Ending Aggregate Principal Balance                                                70,162                      1,040,229,454.13
                                                                                                                   ================
Ending Outstanding Principal Balance of Notes                                                                        998,620,275.96
Overcollateralization Amount                                                                                          41,609,178.17
Overcollateralization Level                                                                                                    4.00%

OTHER RELATED INFORMATION:
Spread Account:
     Beginning Balance                                                                              6,750,000.00
          Deposits                                                                                  7,157,830.52
          Reductions                                                                               (7,157,830.52)
                                                                                                  --------------
     Ending Balance                                                                                                    6,750,000.00
     Beginning Initial Deposit                                                                              0.00
          Repayments                                                                                        0.00
                                                                                                  --------------
     Ending Initial Deposit                                                                                                    0.00

Modified Accounts:
     Principal Balance                                                                                      0.00%              0.00
     Scheduled Balance                                                                                      0.00%              0.00

Servicer Advances:
     Beginning Unreimbursed Advances                                                                1,157,769.67
     Net Advances                                                                                     (87,440.21)
                                                                                                  --------------
                                                                                                                       1,070,329.46

Net Charge-Off Data:
     Charge-Offs                                                                                   11,193,209.24
     Recoveries                                                                                    (2,262,492.36)
                                                                                                  --------------
     Net Charge-Offs                                                                                                   8,930,716.88

Delinquencies (P&I):                                                           # of loans
                                                                             ----------------
     30-59 Days                                                                         1,124      13,829,197.29
     60-89 Days                                                                           339       4,340,606.71
     90-119 Days                                                                          161       1,755,477.89
     120 days and over                                                                      1          16,506.99

Repossessions                                                                             103         885,479.34

Contracts Repurchased (pursuant to Sect. 3.02, 4.07, or 9.01 of the Sale
  and Servicing Agreement)                                                                  0                                  0.00

Cumulative Charge-Off Percentage                                                                                               0.66%

WAC                                                                                                                         11.7682%
WAM                                                                                                                          55.894

================================================================================

                        WFS FINANCIAL 2003-1 OWNER TRUST
                           Distribution Date Statement
                  for Collection Period ended October 31, 2003
                   for Distribution Date of November 20, 2003

======================================================================================
                              BEGINNING      NOTE MONTHLY                  TOTAL
              ORIGINAL       OUTSTANDING       PRINCIPAL      PRIOR      PRINCIPAL
              PRINCIPAL        PRINCIPAL     DISTRIBUTABLE  PRINCIPAL  DISTRIBUTABLE
CLASSES        BALANCE          BALANCE         AMOUNT      CARRYOVER     AMOUNT
======================================================================================

  A-1      267,000,000.00              0.00           0.00       0.00           0.00

  A-2      313,000,000.00    279,791,214.42  33,242,717.85       0.00  33,242,717.85

  A-3      326,000,000.00    326,000,000.00           0.00       0.00           0.00

  A-4      282,000,000.00    282,000,000.00           0.00       0.00           0.00

  B-1       57,375,000.00     55,490,444.47   2,230,696.42       0.00   2,230,696.42

  C-1       60,750,000.00     58,755,021.29   2,374,584.88       0.00   2,374,584.88

  D-1       37,125,000.00     34,434,355.30       2,760.37       0.00       2,760.37

======================================================================================

  TOTAL  1,343,250,000.00  1,036,471,035.48  37,850,759.52       0.00  37,850,759.52

======================================================================================


================================================================
                                     REMAINING        TOTAL
          PRINCIPAL      CURRENT    OUTSTANDING     PRINCIPAL
         DISTRIBUTION   PRINCIPAL    PRINCIPAL     AND INTEREST
CLASSES     AMOUNT      CARRYOVER     BALANCE      DISTRIBUTION
================================================================

  A-1             0.00       0.00            0.00           0.00

  A-2    33,242,717.85       0.00  246,548,496.57  33,592,456.87

  A-3             0.00       0.00  326,000,000.00     551,483.33

  A-4             0.00       0.00  282,000,000.00     643,900.00

  B-1     2,230,696.42       0.00   53,259,748.05   2,366,648.01

  C-1     2,374,584.88       0.00   56,380,436.41   2,548,891.44

  D-1         2,760.37       0.00   34,431,594.93     117,254.60

================================================================

  TOTAL  37,850,759.52       0.00  998,620,275.96  39,820,634.25

================================================================



=======================================================================================================
                    NOTE MONTHLY                 TOTAL
                      INTEREST      PRIOR       INTEREST      INTEREST     CURRENT   DEFICIENCY  POLICY
 NOTE    INTEREST  DISTRIBUTABLE  INTEREST   DISTRIBUTABLE  DISTRIBUTION   INTEREST     CLAIM    CLAIM
CLASSES    RATE        AMOUNT     CARRYOVER      AMOUNT        AMOUNT     CARRYOVER    AMOUNT    AMOUNT
=======================================================================================================
  A-1    1.31000%           0.00       0.00           0.00          0.00       0.00        0.00    0.00

  A-2    1.50000%     349,739.02       0.00     349,739.02    349,739.02       0.00        0.00    0.00

  A-3    2.03000%     551,483.33       0.00     551,483.33    551,483.33       0.00        0.00    0.00

  A-4    2.74000%     643,900.00       0.00     643,900.00    643,900.00       0.00        0.00    0.00

  B-1    2.94000%     135,951.59       0.00     135,951.59    135,951.59       0.00        0.00    0.00

  C-1    3.56000%     174,306.56       0.00     174,306.56    174,306.56       0.00        0.00    0.00

  D-1    3.99000%     114,494.23       0.00     114,494.23    114,494.23       0.00        0.00    0.00

=======================================================================================================

 TOTAL              1,969,874.73       0.00   1,969,874.73  1,969,874.73       0.00        0.00    0.00

=======================================================================================================

                        WFS FINANCIAL 2003-1 OWNER TRUST
                              Officer's Certificate
                  for Collection Period ended October 31, 2003
                   for Distribution Date of November 20, 2003

================================================================================

Detailed Reporting

      See Schedule F

WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of October 31, 2003 and were performed in conformity with the Sale and Servicing Agreement dated February 1, 2003.




                                        ----------------------------------------
                                        Lori Bice
                                        Assistant Vice President
                                        Director Technical Accounting




                                        ----------------------------------------
                                        Susan Tyner
                                        Vice President
                                        Assistant Controller

================================================================================